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                                                                    EXHIBIT 4.18

                                 FIRST AMENDMENT
                                     TO THE
                              AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

            This First Amendment to the Amended and Restated Registration Rights
Agreement (this "Amendment"), dated as of            , 2006, is entered into by
and among Altra Holdings, Inc., a Delaware corporation (the "Company"), and each of the parties named on Schedule A hereto (each a "Holder" and collectively, the "Holders") in order to amend and modify that certain Amended and Restated Registration Rights Agreement, dated as of January 6, 2005 (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement.

                                    RECITALS:

            WHEREAS, the Company and the Holders desire to amend the Agreement; and

            WHEREAS, Section 10(b) of the Agreement provides that the Agreement may be amended by the written consent of the Company and Holders owning at least 66-2/3% of the Company's Registrable Securities, subject to certain exceptions.

            NOW, THEREFORE, the parties to this Amendment, intending to be legally bound hereby, agree as follows:

      Section 1. Definitions. The definition of "Qualified Public Offering" in
Section 1 of the Agreement shall be deleted in its entirety and replaced with the following:

      ""QUALIFIED PUBLIC OFFERING" means any underwritten initial Public Offering."

      Section 2. Effectiveness. This Amendment shall become effective as of the date first above written. Except as otherwise provided in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

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                                       1
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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ALTRA HOLDINGS, INC.

                                     By:
                                           _____________________________________
                                             Name:
                                             Title:

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     GENSTAR CAPITAL PARTNERS III, L.P.

                                     By:     Genstar Capital III, L.P.
                                     Its:    General Partner

                                             By:    Genstar III GP LLC
                                             Its:   General Partner

                                             By:
                                                  ______________________________
                                                  Name:
                                                  Title:

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     STARGEN III, L.P.

                                     By:     Genstar Capital III, L.P.
                                     Its:    General Partner

                                             By:    Genstar III GP LLC
                                             Its:   General Partner

                                             By:
                                                  ______________________________
                                                  Name:
                                                  Title:

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     CAISSE DE DEPOT ET PLACEMENT DU QUEBEC

                                           By:
                                               _________________________________
                                               Name:
                                               Title:

                                           By:
                                               _________________________________
                                               Name:
                                               Title:

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Michael L. Hurt

                                     Address:



                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     William J. Duff

                                     Address:




                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Thomas F. Tatarczuch

                                     Address:



                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Donald S. Wierbinski

                                     Address:





                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Craig Schuele

                                     Address:




                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Gerald Ferris

                                     Address:


                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Edward L. Novotny

                                     Address:


                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Mark Stuebe

                                     Address:


                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Timothy McGowan

                                     Address:

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Larry McPherson

                                     Address:


                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Lee Hess

                                     Address:


                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Thomas Hunt


                                     Address:

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Carl R. Christenson

                                     Address:



                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Virginia Christenson

                                     Address:



                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     David A. Wall

                                     Address:



                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     David Ebling

                                     Address:

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     David Zietlow

                                     Address:


                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     ___________________________________________
                                     Frank E. Bauchiero

                                     Address:

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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            IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the parties as of the date first set forth above.

                                     FRANK BAUCHIERO MKC WORLDWIDE

                                     By:
                                            ____________________________________
                                     Name:
                                     Title:

                                            Address:

                      SIGNATURE PAGE TO FIRST AMENDMENT TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

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                                   SCHEDULE A

                              LIST OF STOCKHOLDERS

Genstar Capital Partners III, L.P.
Stargen III, L.P.
Caisse de depot et placement du Quebec
Michael L. Hurt
William J. Duff
Thomas F. Tatarczuch
Donald S. Wierbinski
Craig Schuele
Gerald Ferris
Edward L. Novotny
Mark Stuebe
Timothy McGowan
Larry McPherson
Lee Hess
Thomas Hunt
Frank Bauchiero MKC Worldwide
Frank E. Bauchiero
Carl R. Christenson
Virginia Christenson
David Wall
David Zietlow
David Ebling